Exhibit 99.1

Direct Digital Holdings Announces Receipt of Expected Delinquency Notification Letter From Nasdaq Relating to Non-Compliance with Listing Rule 5250(c)(1)

HOUSTON, May 24, 2024 /PRNewswire/ -- Today, Direct Digital Holdings, Inc. (the "Company") reported that the Company received an expected delinquency notification letter (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) on May 21, 2024, which indicated that, as a result of the Company’s delay in filing its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 (the “Form 10-Q”) by the applicable due date, the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires Nasdaq-listed companies to timely file all required periodic financial reports with the U.S. Securities and Exchange Commission (the “SEC”).

As previously disclosed by press release on April 23, 2024, the Company received a delinquency notification letter from Nasdaq on April 17, 2024 due to the Company’s non-compliance with the Rule as a result of the Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”).

The Notice states that the Company has until June 17, 2024 to submit to Nasdaq a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan to regain compliance, then Nasdaq may grant the Company up to 180 calendar days from the prescribed due date of the Form 10-K, or until October 14, 2024, to file the Form 10-K and the Form 10-Q to regain compliance; however, there can be no assurance that these events will occur.

Neither the Notice nor the Company’s noncompliance with the Rule has an immediate effect on the listing or trading of the Company’s securities on Nasdaq, which will continue to trade on The Nasdaq Capital Market under the symbol “DRCT.” The Company continues to work diligently to complete the Form 10-K and the Form 10-Q and plans to file the same as promptly as possible to regain compliance with the Rule.

About Direct Digital Holdings

Direct Digital Holdings (Nasdaq: DRCT), owner of operating companies Colossus SSP, Huddled Masses, and Orange 142, brings state-of-the-art sell- and buy-side advertising platforms together under one umbrella company. Direct Digital Holdings' sell-side platform, Colossus SSP, offers advertisers of all sizes extensive reach within general market and multicultural media properties. The Company's subsidiaries Huddled Masses and Orange142 deliver significant ROI for middle market advertisers by providing data-optimized programmatic solutions at scale for businesses in sectors that range from energy to healthcare to travel to financial services. Direct Digital Holdings' sell- and buy-side solutions manage on average over 125,000 clients monthly, generating over 300 billion impressions per month across display, CTV, in-app and other media channels.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of federal securities laws that are subject to certain risks, trends and uncertainties.

As used below, "we," "us," and "our" refer to the Company. We use words such as "could," "would," "may," "might," "will," "expect," "likely," "believe," "continue," "anticipate," "estimate," "intend," "plan," "project" and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the information described under the caption "Risk Factors" and elsewhere in our most recent Annual Report on Form 10-K (the "Form 10-K") and subsequent periodic and or current reports filed with the Securities and Exchange Commission.

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following: the restrictions and covenants imposed upon us by our credit facilities; our ability to secure additional financing to meet our capital needs; any significant fluctuations caused by our high customer concentration; risks related to non-payment by our clients; reputational and other harms caused by our failure to detect advertising fraud; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; restrictions on the use of third-party "cookies," mobile device IDs or other tracking technologies, which could diminish our platform's effectiveness; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry's technology and practices, and any perceived failure to comply with laws and industry self-regulation; our failure to manage our growth effectively; the difficulty in identifying and integrating any future acquisitions or strategic investments; any changes or developments in legislative, judicial, regulatory or cultural environments related to information collection, use and processing; challenges related to our buy-side clients that are destination marketing organizations and that operate as public/private partnerships; any strain on our resources or diversion of our management's attention as a result of being a public company; the intense competition of the digital advertising industry and our ability to effectively compete against current and future competitors; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers', suppliers' or other partners' computer systems; as a holding company, we depend on distributions from Direct Digital Holdings, LLC ("DDH LLC") to pay our taxes, expenses (including payments under the Tax Receivable Agreement) and any amount of any dividends we may pay to the holders of our common stock; the fact that DDH LLC is controlled by DDM, whose interest may differ from those of our public stockholders; any risks associated with the material weakness that was identified in our review of internal control over financial reporting as of December 31, 2022; any failure by us to maintain or implement effective internal controls or to detect fraud; our ability to engage an independent registered public accounting firm and complete the audit of our financial statements for the fiscal year ended December 31, 2023; and other factors and assumptions discussed in our Form 10-K and subsequent periodic and current reports we may file with the SEC. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this press release to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors that could cause our business not to develop as we expect emerge from time to time, and it is not possible for us to predict all of them. Further, we cannot assess the impact of each currently known or new factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Contacts

Brett Milotte, ICR

investors@directdigitalholdings.com